Exhibit 10.15
Joinder Agreement
This JOINDER AGREEMENT, dated as of June 9, 2008 is delivered pursuant to Section 15 of the First Priority Pledge and Security Agreement and Irrevocable Proxy, dated as of June 4, 2008, among Residential Funding Company, LLC, GMAC Mortgage, LLC, certain of their Affiliates from time to time parties thereto as Grantors, GMAC, LLC, as Lender and Lender Agent, and Wells Fargo Bank, N.A., as First Priority Collateral Agent and Collateral Control Agent (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge and Security Agreement.
By executing and delivering this Joinder Agreement, GMAC Model Home Finance I, LLC (the “New Equity Pledgor”), as provided in Section 15 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as an Equity Pledgor thereunder with the same force and effect as if originally named as an Equity Pledgor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to the First Priority Collateral Agent for the benefit of the Lender Parties, and grants to the First Priority Collateral Agent for the benefit of the Lender Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the New Equity Pledgor described in Annex A and expressly assumes all obligations and liabilities of an Equity Pledgor thereunder. The New Equity Pledgor hereby agrees to be bound as an Equity Pledgor for the purposes of the Pledge and Security Agreement.
In addition to the foregoing, the New Equity Pledgor hereby agrees to be bound by the terms and conditions of the Intercreditor Agreement and the Loan Agreement (each as defined under the Pledge and Security Agreement, and as amended, supplemented, amended and restated or otherwise modified from time to time) as if it had signed as an Obligor thereunder.
The information set forth in Annex B is hereby added to the information set forth in Schedules I through XI and Attachment I to the Pledge and Security Agreement. By acknowledging and agreeing to this Joinder Agreement, the New Equity Pledgor hereby agrees that this Joinder Agreement may be attached to the Pledge and Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Obligations.
The New Equity Pledgor hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.
In addition, DOA Holding Properties, LLC hereby ratifies its pledge of 100% of the membership interests of DOA Properties III (Models), LLC, DOA Properties IIIB (KB Models), LLC, DOA Properties IV, LLC, DOA Properties V (Lots-CA), LLC, DOA Properties VII (Lots-NV), LLC, DOA Properties VIII (Marbella Lakes), LLC and DOA Properties IX (Lots-Other), LLC, each being a Delaware limited liability company.

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.
GMAC MODEL HOME FINANCE I, LLC

By:	/s/ Michael Franta
Name:
Title:

DOA HOLDING PROPERTIES, LLC
By:	/s/ Michael Franta
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written: GMAC, LLC as Lender Agent
By:	/s/ David Walker
Name:	David Walker
Title:	Group Vice President & Treasurer

WELLS FARGO BANK, N.A., as First Priority Collateral Agent
By:	/s/ Nicholas D. Tally
Name:	Nicholas D. Tally
Title:	Vice President

WELLS FARGO BANK, N.A., as Collateral Control Agent
By:	/s/ Nicholas D. Tally
Name:	Nicholas D. Tally
Title:	Vice President

ACKNOWLEDGED AND AGREED FOR PURPOSES OF THE LOAN AGREEMENT as of the date first above written: GMAC MORTGAGE, LLC
By:	/s/ Melissa M. White
Name:	Melissa M. White
Title:	Assistant Treasurer

RESIDENTIAL FUNDING COMPANY, LLC
By:	/s/ James N. Young
Name:	James N. Young
Title:	Chief Financial Officer

ANNEX A
TO JOINDER AGREEMENT
Description of Collateral
As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of the Equity Pledgor executing this Joinder Agreement shall mean with respect to such Equity Pledgor:
All of such Equity Pledgor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:
     (a) all Pledged Shares of each Pledged Share Issuer identified in Item A of Attachment I to the Pledge and Security Agreement;
     (b) all other Pledged Shares issued by any Pledged Share Issuer and pledged hereunder by any Equity Pledgor from time to time;
     (c) all promissory notes, if any, of each Pledged Note Issuer identified in Item D of Attachment I to the Pledge and Security Agreement;
     (d) all other Pledged Notes, if any, issued by any Pledged Note Issuer from time to time;
     (e) all Pledged Note Liens, if any;
     (f) all Pledged Interests of each Pledged Interest Issuer identified in Item B of Attachment I to the Pledge and Security Agreement (including, without limitation, the Pledged Interests described in Annex B hereto);
     (g) all other Pledged Interests issued by any Pledged Interest Issuer and pledged hereunder by any Equity Pledgor from time to time;
     (h) all Dividends, Distributions, interest, and other payments and rights with respect to any Pledged Shares or Pledged Interests;
     (i) all Deposit Accounts and all Property deposited or carried therein or credited thereto; and
     (j) all Securities Accounts and all Property (including all Investment Property and Financial Assets) deposited or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Securities Accounts;
together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing;
provided that, notwithstanding the foregoing, the “Collateral” described in this Annex A shall not include Excluded Assets. The Equity Pledgor shall, from time to time, execute and deliver to the Lender Agent, as the Lender Agent may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Lender Agent reasonably deems necessary or advisable to ensure a first priority, perfected security interest in all or any portion of the Collateral.

ANNEX B
TO JOINDER AGREEMENT
Updated Information to Schedules I-XI and Attachment I
to Pledge and Security Agreement and Irrevocable Proxy
     1. Schedule I to the Pledge and Security Agreement is amended by the addition of the following:
GMAC MODEL HOME FINANCE I, LLC
Jurisdiction of Formation: Delaware
FEIN: 26-2748469
State organization ID number: 4555820
Chief Executive Office/Principal place of business:
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
and by the deletion of the Grantor Information for GMAC Model Home Finance, LLC.
     2. Schedule III to the Pledge and Security Agreement is amended by the addition of the following to Section 1 thereto:
GMAC MODEL HOME FINANCE I, LLC
Prior names: None
and by the deletion of the information for GMAC Model Home Finance, LLC therefrom.
     3. Schedule VII to the Pledge and Security Agreement is amended by the addition of the following:

Jurisdiction of Incorporation
Parent	Subsidiary	(Subsidiary)
GMAC Model Home Finance I, LLC	CHM Holdings, LLC	Delaware
and the deletion of information for GMAC Model Home Finance, LLC.

     4. Schedule XI to the Pledge and Security Agreement is amended by the addition of the following, under the heading “Equity Pledgors”:
GMAC Model Home Finance I, LLC
One Meridian Crossings, Suite 100
Minneapolis, MN 55423
Attn: John Peterson
Phone: (952) 857-7539
Fax: (952) 921-4230
Email: john.peterson@gmacrescap.com]
and by the deletion of the notice information for GMAC Model Home Finance, LLC therefrom.
     5. Attachment I to the Pledge and Security Agreement is amended by the addition of the following to Item B thereto:

	Interest
		Interests
	Type of	Owned by		% of Interests
Pledged Interests Issuer	Interests	Pledgor	Pledgor	of Pledgor Pledged
DOA Properties III (Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties IIIB (KB Models), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties V (Lots-CA), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties VII (Lots-NV), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties IX (Lots-Other), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties VIII (Marbella Lakes), LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

DOA Properties IV, LLC	Limited Liability Company	100%	DOA Holding Properties, LLC	100%

CMH Holdings LLC	Class B Junior Preferred Units	100%	GMAC Model Home Finance I, LLC	100%
and by the deletion of the Interests pledged by GMCMTH, LLC, KBOne, LLC, LENOne, LLC, WPSHOne, LLC and RFC MHF Funding, LLC, in each case pledged by GMAC Model Home Finance, LLC, from Item B thereto.